                                                                    EXHIBIT 23.1


                         INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement of Central Garden & Pet Company on Form S-8 of our reports dated November 15, 1996, appearing in the Annual Report on Form 10-K of Central Garden & Pet Company for the year ended September 30, 1996.



DELOITTE & TOUCHE LLP
April 28, 1997

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